SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 6, 2005 (May 31, 2005)

Verso Technologies, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	0-22190	41-1484525

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Galleria Parkway, Suite 300, Atlanta, Georgia	30339

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (678) 589-3500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     Effective May 31, 2005, Stephen E. Raville resigned from the Board of Directors (the “Board”) of Verso Technologies, Inc., a Minnesota corporation (the “Company”), and the audit committee of the Board (the “Audit Committee”). Mr. Raville had no disagreements with the Company on any matters related to the Company’s operations, policies or practices.

     Effective June 1, 2005, the Board elected Mark H. Dunaway to serve as a director of the Company and a member of the Audit Committee.

Item 9.01 Financial Statements and Exhibits.

     (a)     Financial Statements of Businesses Acquired. None.

     (b)      Pro Forma Financial Information. None.

     (c)      Exhibits.

99.1	Press release dated June 6, 2005.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

VERSO TECHNOLOGIES, INC.
	By:	/s/ Juliet M. Reising
Juliet M. Reising, Chief Financial Officer
Dated: June 6, 2005		and Executive Vice President

EXHIBIT INDEX

99.1      Press release dated June 6, 2005.